SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549

                               ______________



                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                               ______________


                      Date of Report: August 14, 2000
                      (Date of earliest event reported)



                          DETECTION SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Charter)



New York State                         0-8125                     27-069690
(State or Other Jurisdiction         (Commission              (IRS Employer
    of Incorporation)               File Number)        Identification No.)


               130 Perinton Parkway, Fairport, New York 14450
                  (Address of Principal Executive Offices)



                               (716) 223-4060
            (Registrant's telephone number, including area code)

Item 5.  Other Events.

      On August 14, 2000, the registrant disseminated a press release announcing its Fiscal 2001 first quarter earnings. A copy of the press release is filed herewith as Exhibit 99.



                                  EXHIBITS

99    Fiscal 2001 First Quarter Earnings Press Release




                                 SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DETECTION SYSTEMS, INC.

                              By:  /s/  Frank J. Ryan
                                    Frank J. Ryan
                                    Vice President, Secretary, and
                                    Treasurer



Dated:  August 15, 2000